UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2018

FRANKLIN FINANCIAL NETWORK, INC.

(Exact name of registrant as specified in charter)

Tennessee	001-36895	20-8839445
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

722 Columbia Avenue, Franklin, Tennessee 37064

(Address of Principal Executive Offices)

615-236-2265

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On April 1, 2018, the board of directors (“Board”) of Franklin Financial Network, Inc. (the “Company”) appointed Dr. Anil Patel to the Board for a term expiring at the Company’s 2018 annual meeting of shareholders. Dr. Patel has not yet been appointed to any Board committees.

Dr. Patel has been providing gastroenterology services to his patients at his endoscopy center in Clarksville, Tennessee since 1993. Dr. Patel has also been involved with the construction of several Marriott hotels and retirement communities in the Middle Tennessee area, and in 2005, he helped organize Civic Bank & Trust (“Civic”). He served as Chairman of the board of directors of Civic since Civic’s organization until its merger with and into Franklin Synergy Bank, a wholly owned subsidiary of the Company (the “Bank”), effective April 1, 2018. Dr. Patel was elected to the board of directors of the Company and the Bank pursuant to the requirements of the Agreement and Plan of Reorganization and Bank Merger dated December 14, 2015, by and among the Bank, Civic, and the Company, as amended by Amendment No. 1, dated May 9, 2016, Amendment No. 2, dated March 30, 2017, and Amendment No. 3, dated September 29, 2017 (the “Merger Agreement”).

Dr. Patel will be compensated in accordance with the Company’s existing Board compensation policy.

There are no arrangements or understandings between Dr. Patel and any other person pursuant to which he was selected a director of the Company other than his appointment to the Board pursuant to the requirements of the Merger Agreement. There are no family relationships between Dr. Patel and any of the Company’s directors or executive officers. There are no transactions between Dr. Patel and the Company that would be required to be reported under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2018

FRANKLIN FINANCIAL NETWORK, INC.

By:	/s/ Sarah Meyerrose
Sarah Meyerrose
Executive Vice President and Chief Financial Officer